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                          REGISTRATION RIGHTS AGREEMENT



                  AGREEMENT, dated as of the 11th day of October, 1996, between the person whose name and address appear on the signature page attached hereto (individually a "Holder" or collectively with the holders of the Units issued in the Offering, each as defined below, the "Holders") and HealthDesk Corporation, a company incorporated under the laws of the State of California, having its principal place of business at 2560 Ninth Street, Suite 220, Berkeley, CA 94710 (the "Company").


                              W I T N E S S E T H:


                  WHEREAS, simultaneously with the execution and delivery of this Agreement, the Holders are purchasing from the Company an aggregate of up to 40 units (the "Units"), each Unit consisting of (i) 10,000 shares (the "Bridge Shares") of the common stock, par value $.01 per share, of the Company (the "Common Stock") and (ii) a promissory note of the Company in the principal amount of $50,000, due and payable upon the earlier to occur of (a) October 11, 1997 (b) the consummation of the initial public offering of the Company's securities (the "Maturity Date") through Whale Securities Co., L.P. (the "Placement Agent"), and bearing interest at the initial rate of 9% per annum, payable semi-annually, in arrears (each, a "Bridge Note"), upon the terms set forth in the Confidential Private Offering Memorandum of the Company dated September 24, 1996 (the "Bridge Financing"); and

                  WHEREAS, each Bridge Note is convertible at the option of the Holder, in the event it is not paid on or prior to the Maturity Date (or such earlier date on which the unpaid principal balance of the Bridge Notes are declared to be or become due and payable), into 20,000, subject to adjustment in accordance with the terms of the Bridge Note, shares of Common Stock (the "Conversion Shares"); and

                  WHEREAS, pursuant to the terms of the Bridge Note, the Company must issue to the Holder an additional 5,000, subject to adjustment in accordance with the terms of the Bridge Note, shares of Common Stock on the day following the Maturity Date (or such earlier date on which the unpaid principal balance of the Bridge Notes are declared to be or become due and payable) and on the last day of each successive six-month period after the Maturity Date (or after such earlier date on which the unpaid principal balance of the Bridge Notes are declared to be or become due and payable) during which the Bridge Note is not repaid in full or converted pursuant to the terms thereof (all such additional shares of Common Stock collectively referred to herein as the "Additional Shares"); and

                  WHEREAS, the Company desires to grant to the Holder the

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registration rights set forth herein with respect to the Bridge Shares, the
Conversion Shares and the Additional Shares;

                  NOW, THEREFORE, the parties hereto mutually agree as follows:

                  1.  Mandatory Registration of the Bridge Shares.

                           (a)  The Company will include the Bridge Shares in
either, at the Placement Agent's option: (i) each registration statement filed by the Company with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Act") relating to the initial public offering of the Company's securities (the "IPO") until such a registration statement is declared effective by the SEC (the "IPO Effective Date") and the Bridge Shares are publicly tradeable pursuant thereto (all such registration statements referred to herein as the "IPO Registration Statement"), or (ii) a registration statement which the Company will prepare and file with the SEC under the Act within nine months following the IPO Effective Date and which the Company will use its best efforts to have declared effective by the SEC within twelve months following the IPO Effective Date so as to permit the public trading of the Bridge Shares commencing twelve months following the IPO Effective Date (the "Post-IPO Registration Statement").

                           (b)  The Holders of the Bridge Shares agree that
they will not sell or otherwise transfer any of their Bridge Shares pursuant to the Proposed IPO Registration Statement, the Post-IPO Registration Statement or otherwise, without the prior written consent of the Placement Agent, for a period of eighteen months following the effective date of the Proposed IPO Registration Statement or such shorter period as the Placement Agent may, in its sole discretion, determine.

                           (c)  Once a registration statement (either the IPO
Registration Statement or the Post-IPO Registration Statement, depending on which of the two registration options outlined in paragraph (a) above is chosen by the Placement Agent) covering to the Bridge Shares pursuant to the provisions of this Section 1 (the "Mandatory Registration Statement") is declared effective, the Company will use its best efforts to maintain the effectiveness of such registration statement until the earlier date to occur (the "Release Date") of (i) the date that all of the Bridge Shares have been sold pursuant to the Mandatory Registration Statement, and (ii) the date that the holders of the Bridge Shares receive an opinion of counsel to the Company that all of the Bridge Shares, other than securities held by "affiliates" of the Company, as such term is defined in Rule 144 of the Act, may be freely traded (without limitation or restriction as to quantity or timing and

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without registration under the Act) pursuant to Rule 144 of the Act or otherwise. If the Company fails to keep the Mandatory Registration Statement continuously effective during such period, then the Company shall, promptly upon the request of the Holders of at least 51% of the unsold Bridge Shares included therein, use its best efforts to update the Mandatory Registration Statement or file a new registration statement covering the unsold Bridge Shares, subject to the terms and provisions hereof, and, in the event the Company fails to do so within 90 days after receipt of such request, the Company shall issue to the Holder, on one occasion only, such number of additional shares of Common Stock as is equal to one-quarter of the number of shares comprising the unsold Bridge Shares held by such Holder (subject to adjustment for stock splits, stock dividends or recapitalizations), without further consideration, and the Company shall be obligated to cause such additional shares, as well as the Bridge Shares remaining unsold, to be registered promptly under the Act, subject to the terms and provisions hereof.

                  2. Registration of the Conversion Shares and the Additional Shares. Without limiting the provisions of paragraph 1 above, in the event the Company fails to pay the Bridge Notes in full on or prior to the Maturity Date (or such earlier date on which the unpaid principal balance of the Bridge Notes are declared to be or become due and payable), the Company will include in each registration statement filed with the SEC under the Act after the Maturity Date (or such earlier date on which the unpaid principal balance of the Bridge Notes are declared to be or become due and payable) (including any Registration Statement filed pursuant to paragraph 1 above after the Maturity Date) covering equity or debt securities of the Company, or any such securities of the Company held by its shareholders, including any post-effective amendments to any such registration statements (all such registrations statements and post-effective amendments referred to herein as the "Post Maturity Date Registration Statement"), the Conversion Shares and the Additional Shares issued and/or issuable at the time such Post Maturity Date Registration Statement is filed (collectively the "Default Shares"), until such date as a Post Maturity Date Registration Statement covering the Default Shares is declared effective by the SEC. Once effective, the Company will use its best efforts to maintain the effectiveness of the Post Maturity Date Registration Statement until the earlier of (i) the date that all of the Default Shares have been sold, or (ii) the date that the holders thereof receive an opinion of counsel to the Company that all of the Default Shares may be freely traded without registration under the Act, under Rule 144 of the Act or otherwise.

                  3. Piggyback Registration. If at any time following the first anniversary of the IPO Effective Date and prior to the Release Date, the Company proposes to prepare and file a registration statement under the Act with the SEC, covering equity or debt securities of the Company, or any such securities of the Company held by its shareholders, it will give written notice of

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its intention to do so by registered mail ("Notice"), at least thirty (30)
business days prior to the filing of each such registration statement, to the Holders. Upon the written request of a Holder (a "Requesting Holder"), made within twenty (20) business days after the date of the Notice, that the Company include any of the Requesting Holder's Bridge Shares and/or Default Shares, as the case may be, in such proposed registration statement, the Company shall use its best efforts to cause such registration statement (a "Piggyback Registration Statement") to be declared effective under the Act by the SEC so as to permit the public sale of the Requesting Holder's Bridge Shares and/or Default Shares, as the case may be, pursuant thereto, at the Company's sole cost and expense and at no cost or expense to the Requesting Holders. Notwithstanding the provisions of this Section 2 the Company shall have the right, at any time after it shall have given Notice pursuant to this Section 2 (irrespective of whether any written request for inclusion of Bridge Shares and/or Default Shares, as the case may be, shall have already been made), to elect not to file any Piggyback Registration Statement or to withdraw the same after the filing but prior to the effective date thereof.

                  4.  Additional Terms.

                           (a)  If any stop order shall be issued by the SEC in
connection with a Mandatory Registration Statement or, following its effectiveness, a Piggyback Registration Statement (collectively referred to herein as the "Bridge Registration Statement") the Company will use its best efforts to obtain the removal of such order. Following the effective date of the Bridge Registration Statement, the Company shall, upon the request of the Holder, forthwith supply such reasonable number of copies of the Bridge Registration Statement, preliminary prospectus and prospectus meeting the requirements of the Act, and other documents necessary or incidental to the registration and public offering of the Bridge Shares and/or Default Shares, as the case may be, as shall be reasonably requested by the Holder to permit the Holder to make a public distribution of the Holder's Bridge Shares and/or Default Shares, as the case may be. The Company will use its reasonable efforts to qualify the Bridge Shares and/or Default Shares, as the case may be, for sale in such states as the Holders of such securities shall reasonably request, provided that no such qualification will be required in any jurisdiction where, solely as a result thereof, the Company would be subject to general service of process or to taxation or qualification as a foreign corporation doing business in such jurisdiction. The obligations of the Company hereunder with respect to the Holder's Bridge Shares and/or Default Shares, as the case may be, are expressly conditioned on the Holder's furnishing to the Company such appropriate information concerning the Holder, the Holder's Bridge Shares and/or Default Shares, as the case may be, and the terms of the Holder's offering of such securities, as the Company may reasonably request.

                           (b)  The Company shall bear the entire cost and
expense of each registration of the Bridge Shares and/or Default Shares, as the case may be, provided for herein; provided, however, that the Holder shall be solely responsible for the fees of any counsel retained by the Holder in connection with such registration and any transfer taxes or underwriting discounts, commissions or fees applicable to the Bridge Shares and/or Default Shares, as the case may be, sold by the Holder pursuant thereto.

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                           (c)  The Company shall indemnify and hold harmless
the Holder and each underwriter, within the meaning of the Act, who may purchase from or sell for the Holder, any Bridge Shares and/or Default Shares, as the case may be, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Bridge Registration Statement, any other registration statement filed by the Company under the Act, any post-effective amendment to such registration statements, or any prospectus included therein required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission based upon information furnished or required to be furnished in writing to the Company by the Holder or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls either the Holder or underwriter within the meaning of the Act and each officer, director, employee and agent of the Holder and underwriter; provided, however, that the indemnification in this paragraph (c) with respect to any prospectus shall not inure to the benefit of the Holder or underwriter (or to the benefit of any person controlling the Holder or underwriter) on account of any such loss, claim, damage or liability arising from the sale of Bridge Shares and/or Default Shares, as the case may be, by the Holder or the underwriter, if a copy of a subsequent prospectus correcting the untrue statement or omission in such earlier prospectus was provided to the Holder or underwriter by the Company prior to the subject sale and the subsequent Prospectus was not delivered or sent by the Holder or underwriter to the purchaser prior to such sale.

                           (d)  The Holder or underwriter or other person, as
the case may be, shall indemnify the Company, its directors, each officer signing the Bridge Registration Statement and each person, if any, who controls the Company within the meaning of the Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Bridge Registration Statement, any registration statement or any prospectus required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission based upon information furnished in writing to the Company by the Holder or underwriter expressly for use therein.

                           (e)  If for any reason the indemnification provided
for in the preceding subparagraph is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

                           (f)  Neither the filing of a Bridge Registration
Statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by the Holder shall impose upon the Holder any obligation to sell the Holder's Bridge Shares and/or Default Shares, as the case may be.

                           (g)  The Holder, upon receipt of notice from the
Company that an event has occurred which requires a post-effective amendment to the Bridge Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of Bridge Shares and/or Default Shares, as the case may be, pursuant to such registration statement until the Holder receives a copy of the amended Bridge Registration Statement or supplemented prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

                  5.  Governing Law.

                           (a)  The Bridge Shares and/or Default Shares, as the
case may be, are being, and will be, delivered in New York. This Agreement shall be deemed to have been made and delivered in the State of New York and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York.

                           (b) The Company and the Holder each (i) agrees that
any legal suit, action or proceeding arising out of or relating to this Agreement, or any other agreement entered into between the Company and the Holder pursuant to the Bridge Financing or the Bridge Registration Statement shall be instituted exclusively in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which the Company or such Holder may have now or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Company and the Holder each further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New
                                       -6-


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York State Supreme Court, County of New York or in the United States District
Court for the Southern District of New York and agrees that service of process upon the Company or the Holder mailed by certified mail to the Company at the address set forth above, in the case of the Company, and to the Holder's address, in the case of the Holder, shall be deemed in every respect effective service of process upon the Company or the Holder, as the case may be, in any suit, action or proceeding.

                  6. Amendment. This Agreement may only be amended by a written instrument executed by the Company and the Holder.

                  7. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

                  8. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

                  9. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed duly given when delivered by hand or five days after such notice is mailed by registered or certified mail, postage prepaid, return receipt requested, as follows:

                  If to the Holder, to his or her address set forth on the signature page of this Agreement.

                  If to the Company, to the address set forth on the first page of this Agreement.

                  10. Binding Effect; Benefits. The Holder may not assign his or her rights hereunder. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives and successors. Nothing herein contained, express or implied, is intended to confer upon any person other than the parties hereto and their respective heirs, legal representatives and successors, any rights or remedies under or by reason of this Agreement.

                  11. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

                  12. Severability. Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable
                                       -7-
in any jurisdiction(s) shall be, as to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

                           IN WITNESS WHEREOF, this Agreement has been executed
and delivered by the parties hereto as of the date first above written.

                                   HEALTHDESK CORPORATION


                                   By:________________________________
                                      Name:
                                      Title:

                                      HOLDER:

                                      __________________________________
                                                    Signature

                                      __________________________________
                                                    Print Name

                                      Address of Holder:

                                      __________________________________

                                      __________________________________

                                      __________________________________


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